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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 1, 2006



                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                           0-19725                    38-2799573
---------------                    ------------              -------------------
(State of other                     (Commission                 (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                            49010
---------------------------------------------------           -----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:         (269) 673-8451
                                                            --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


     On July 1, 2006, Judy L. Brown assumed the position of Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of Perrigo Company following the June 30, 2006 retirement of Douglas R. Schrank. Ms. Brown, 38, joined Perrigo in September 2004 and has served as Senior Vice President and Corporate Controller for the Company and, since March 1, 2006, has also been responsible for Perrigo's Investor Relations, Treasury and Tax Departments.

     Ms. Brown, a certified public accountant, held various senior positions in finance and operations at Whirlpool Corporation from June 1998 to August 2004 at both its European and Corporate headquarters. Prior to joining Whirlpool, Ms. Brown spent nearly nine years at Ernst & Young.

     A copy of a press release issued on July 6, 2006 announcing Ms. Brown's appointment is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.


(c) Exhibits.

The following exhibit is filed herewith:

Exhibit
Number     Description
-----------------------

99.1 Press release issued by Perrigo Company dated July 6, 2006, titled, "Perrigo Company Announces Judy Brown Assumes CFO Position".


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PERRIGO COMPANY
                                  (Registrant)



                                  By: /s/ Todd W. Kingma
                                      -----------------------------------
Dated: July 7, 2006                   Todd W. Kingma
                                      Executive Vice President, Secretary and
                                      General Counsel


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                                  EXHIBIT INDEX



Exhibit 99.1 - - Press release issued by Perrigo Company dated July 6, 2006, titled, "Perrigo Company Announces Judy Brown Assumes CFO Position".